                                                                    Exhibit 10.7






                          EQUIPMENT TRANSFER AGREEMENT



                                     Between



                      SHANGHAI SHANDA NETWORKING CO., LTD.


                                       and


               SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.












                                 Shanghai, China

I.      EQUIPMENT TRANSFER AGREEMENT


THIS AGREEMENT is made in Shanghai, the People's Republic of China ("PRC") on this 20th day of June 2003 by and between

(1) SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. ("Party A"), with its address at Room 638-7, Building No. 2, 351 Guoshoujing Road, Zhangjiang Hi-Tech Park, Shanghai, PRC; and

(2) SHANGHAI SHANDA NETWORKING CO., LTD. ("Party B"), with its address at 21st floor, Hua Rong Plaza, 1289 South Pudong Road, Shanghai, PRC .


WHEREAS:

(A) Party B is the legitimate owner of certain computers and servers and other equipments listed in Annex 1 hereof (said equipments were purchased by Party B between 18th February 2003 and 31 May 2003);

(B) Party B agrees to transfer to Party A, and Party A agrees to acquire, the equipments listed in Annex 1.

THEREFORE, THE PARTIES HEREBY AGREE as follows:

1.      DEFINITIONS

Unless the context otherwise requires, the following terms shall have the meanings given to them below when used in this Agreement:

"Equipments" means the equipments listed in Annex 1 hereof.

"Parties" means both Party B and Party A, and a "Party" means either one of them.

2.      TRANSFER OF EQUIPMENTS

2.1 Party B hereby agrees to transfer to Party A, and Party A hereby agrees to acquire, the Equipments in accordance with the provisions of this Agreement.

2.2 The Parties agree that the price of the Equipments transferred under this Agreement shall be RMB 16,175,533.05.

2.3 The Parties further agree that, in the event that there is any further transfer of equipments after the date of this Agreement, such further transfer shall be made in accordance with the terms and conditions of this Agreement and the price of said further transfer shall be decided by making reference to the book value of such equipments.

3.      CLOSING AND PAYMENT

3.1 Party B shall be responsible for going through all procedures relating to ownership transfer and registration of the Equipments. Within ninety
        (90) working days of the date of this Agreement, Party B shall complete the closing of transfer of all Equipments under this Agreement. After said closing, the Parties shall sign on Closing Acknowledgement Letter as attached in Annex 2 hereof evidencing the completion of transfer of Equipments hereunder.

3.2 Within six (6) months of transfer and delivery from Party B to Party A of all the Equipments, Party A shall pay Party B such amount in RMB or in any other manner as mutually agreed by the Parties.

4.      REPRESENTATIONS AND WARRANTIES OF PARTY B

Party B represents and warrants to Party A that, on the date of this Agreement and on each date on which any of the Equipments are transferred to Party A:

        (a) It is a company duly organized and existing under the PRC laws and has good title, use right and/or rights to all of the Equipments. All of the Equipments are free of any lease, lien, mortgage, pledge or other encumbrance;

        (b) It has all corporate power and authority and has taken all necessary corporate actions necessary for the transfer of the Equipments hereunder;

        (c) The Equipments to be transferred from Party B to Party A are transferable under PRC laws.

5.      INDEMNIFICATION

Party B agrees that, if it is found to be in breach of any of the representations and warranties set out in Article 4 hereof, then it will indemnify Party A in full for and against all losses, liabilities, costs, charges and expenses of Party A arising out of said breach.

6.      FURTHER UNDERTAKINGS OF PARTY B

Party B further undertakes to Party A that:

(a) After the date of this Agreement and prior to the date of completion of transfer of the Equipments, it will not lease, mortgage, pledge or impose any other encumbrance on any of the Equipments;

(b) After the date of this Agreement and prior to the actual date of transfer of the Equipments, it will not make any covenants relating to the Equipments, whether contractual or otherwise, other than those necessary for Party B to operate the Equipments in the ordinary course of its business.

(c) Without Party A's consent, it will not transfer to any third party any of the Equipments which are not transferred to Party A under this Agreement.

7.      WAIVER

No failure to require a strictly and timely exercise, on the part of a Party, of any provision of this Agreement shall constitute as a waiver thereof. Any waiver by either Party of any breach, or any default under any provision of this Agreement by the other shall not be deemed as a waiver of any subsequent breach or default, whether such breach of default is of similar nature or otherwise.

8.      SEVERABILITY

If any provision of this Agreement shall be or becomes entirely or partially invalid or unenforceable for any reason whatsoever, or shall violate any applicable laws, the remainder of this Agreement shall be valid and binding as if such provision has been deleted and a suitable provision which, as far as is legally possible, comes nearest to what the Parties would have desired according to the sense and purpose of this Agreement, had they considered the point when concluding this Agreement, shall be substituted in its place.

9.      NOTICE

Any document and notice of a Party shall be in writing and in the language of Chinese, and shall be sent to the address of the other Party as follows:

For Party A:

Shengqu Information Technology (Shanghai) Co., Ltd.
Address:   Room 638-7, Building No. 2, 351 Guoshoujing Road,
           Zhangjiang Hi-Tech Park, Shanghai, China

For Party B:

Shanghai Shanda Networking Co., Ltd.
Address:   21st floor, Hua Rong Plaza, 1289 South Pudong Road,
           Shanghai, PRC
Postal Code: 200122

10.     LANGUAGE

This Agreement is executed in the language of Chinese. This Agreement and any amendment hereto may be executed by both Parties in separate counterparts, each and all of which shall be original and all of which together shall constitute one and the same instrument.

11.     GOVERNING LAW AND SETTLEMENT OF DISPUTES

11.1 This Agreement shall be governed by and construed in accordance with applicable laws of PRC.

11.2 All disputes arising from the execution of, or in connection with this Agreement shall be settled through amicable consultation between the Parties. If no settlement can be reached through consultation, the dispute shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) Shanghai Commission for arbitration in accordance with its arbitration rules then in effect. There shall be three arbitrators. The arbitration shall be held in Shanghai. The language of the arbitration shall be Chinese. The arbitral award shall be final and binding on both Parties. The costs of the arbitration shall be borne by the losing Party, unless the arbitration award stipulates otherwise.

12.     PRIOR AGREEMENT

This Agreement shall substitute all the memorandums, agreements and arrangements previously made between the Parties on the subject matter hereof.

13.     COUNTERPARTS AND EFFECTIVENESS

13.1 This Agreement may be executed in one or more counterparts, each of which will be an original, but all of which together shall constitute one and the same agreement.

13.2 This Agreement shall become effective after it is duly executed by authorized representatives of the Parties.

14.     AMENDMENTS

14.1 Any amendment to this Agreement shall be made in writing and signed by the authorized representatives of both Parties. When necessary, an amendment to this Agreement shall become effective upon approval of relevant examination and approval authority.

14.2 All matters not covered in this Agreement shall be handled in accordance with the laws of PRC.


IN WITNESS WHEREOF, the Parties, acting through their duly authorised representatives, have executed this Agreement in Shanghai, PRC as of the date first above written.


Party A: Shengqu Information Technology (Shanghai) Co., Ltd.
(Seal)

---------------------
Authorized representative

(Signature)


Party B: Shanghai Shanda Networking Co., Ltd.
(Seal)

---------------------
Authorized representative

(Signature)

ANNEX 1

                      LIST OF EQUIPMENTS TO BE TRANSFERRED

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
BF00017                              Sharp Fax Machine TO-51N           1,103.69
BH00067                              Computer                           4,442.83
BH00235                              Computer                           5,406.23
BH00236                              Computer                           5,406.23
BH00237                              Computer                           5,406.23
BH00238                              Computer                           5,406.23
BH00239                              Computer                           2,974.36
BH00240                              Computer                           2,974.36
BH00241                              Computer                           3,825.51
BH00242                              Computer                           5,490.41
BH00243                              Computer_12                        3,254.96
BH00244                              Computer                           3,451.38
BH00245                              Computer                           3,357.85
BH00246                              Computer                           3,357.85
BH00247                              Computer                           4,330.59
BH00248                              Computer                           4,330.59
BN00023                              Sharp UM-32 Laptop                 13,094.67
BN00024                              Sharp UM-32 Laptop                 13,094.67
BP00016                              CANON Printer BJCS-100             430.25
BP00017                              HP 1000 Printer                    2,372.57
C270001                              ES-3124RL Switch                   1,169.17
C270002                              ES-3124RL Switch                   1,169.17
C270003                              ES-3124RL Switch                   1,169.17
C270004                              ES-3124RL Switch                   1,169.17
C270005                              ES-3124RL Switch                   1,169.17
C270006                              ES-3124RL Switch                   1,169.17
C270007                              ES-3124RL Switch                   1,169.17
C270008                              ES-3124RL Switch                   1,169.17
C270009                              ES-3124RL Switch                   1,169.17
C270010                              ES-3124RL Switch                   1,169.17
C370001                              CS-9138KVM Switch                  1,777.13
C370002                              CS-9138KVM Switch                  1,777.13
C370003                              CS-9138KVM Switch                  1,777.13
C370004                              CS-9138KVM Switch                  1,777.13
C370005                              CS-9138KVM Switch                  1,777.13
C370006                              CS-9138KVM Switch                  1,777.13
C370007                              CS-9138KVM Switch                  1,777.13
C370008                              CS-9138KVM Switch                  1,777.13
C370009                              CS-9138KVM Switch                  1,777.13
C370010                              CS-9138KVM Switch                  1,777.13
C400010                              NS-204-001 Fire Wall               72,956.00
C40009                               NS-204-001 Fire Wall               72,956.00
BN00029                              Laptop                             13,606.45
BP00018                              Printer                            6,279.90
DF00019                              Fax Machine                        1,236.95
DF00020                              Fax Machine                        1,236.95
DF00021                              Fax Machine                        1,760.28
DH00122                              Computer                           4,890.71
DH00249                              Celeron Computer                   4,909.74
DH00250                              Celeron Computer4                  4,909.74
DH00251                              Celeron Computer                   4,909.74
DH00252                              Celeron Computer                   4,909.74

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
DH00253                              Celeron Computer                   4,909.74
DN00025                              Laptop                             13,416.15
DN00026                              Laptop                             13,416.15
DN00027                              Laptop                             13,987.05
DN00028                              Laptop                             11,893.75
DH00123                              Computer                           4,890.71
DH00211                              Main Unit                          1,979.12
DH00212                              Main Unit                          1,979.12
DH00213                              Main Unit                          1,979.12
DH00214                              Main Unit                          1,979.12
DH00221                              Computer                           5,033.44
DH00222                              Computer                           5,033.44
DM00034                              Monitor                            1,094.23
DM00035                              Monitor                            1,094.23
DM00036                              Monitor                            1,094.23
DM00037                              Monitor                            1,094.23
DP00009                              Printer                            2,236.03
EB00001                              Supervisor's Desk                  1,855.42
EB00002                              Supervisor's Desk                  1,855.42
EB00003                              Supervisor's Desk                  1,855.42
EB00004                              Deputy GM's Desk                   3,520.55
EB00005                              Reception Desk                     5,309.37
EH00001                              Conference Table                   2,188.45
EH00002                              Conference Table _ 1               2,188.45
C106064                              Lianzhi Server                     11,893.75
C106065                              Lianzhi Server                     11,893.75
C106066                              Lianzhi Server                     11,893.75
C106067                              Lianzhi Server                     11,893.75
C106068                              Lianzhi Server                     13,606.45
C106069                              Lianzhi Server                     13,606.45
C106070                              Lianzhi Server                     13,606.45
C106071                              Lianzhi Server                     13,606.45
C106072                              Lianzhi Server                     11,988.90
C106073                              Lianzhi Server                     11,988.90
C106074                              Lianzhi Server                     11,988.90
C106075                              Lianzhi Server5                    11,988.90
C106076                              Lianzhi Server                     11,988.90
C106077                              Lianzhi Server                     11,988.90
C106078                              Lianzhi Server                     11,988.90
C106079                              Lianzhi Server                     11,988.90
C106080                              Lianzhi Server                     10,466.50
C106081                              Lianzhi Server                     10,466.50
C106082                              Lianzhi Server                     10,466.50
C106083                              Lianzhi Server                     10,466.50
C106084                              Lianzhi Server                     10,466.50
C106085                              Lianzhi Server                     10,466.50
C106086                              Lianzhi Server                     10,466.50
C106087                              Lianzhi Server                     10,466.50
C106088                              Lianzhi Server                     10,466.50
C106089                              Lianzhi Server                     10,466.50
C106090                              Lianzhi Server                     10,466.50
C106091                              Lianzhi Server                     10,466.50
C106092                              Lianzhi Server _ 4                 10,466.50
C106093                              Lianzhi Server _ 3                 10,466.50
C106094                              Lianzhi Server                     10,466.50
C106095                              Lianzhi Server                     10,466.50

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
DH00210                              Main Unit                          1,979.12
DN00003                              Compaq Laptop                      14,748.25
DN00012                              Compaq Laptop                      14,748.26
DN00013                              Compaq Laptop                      14,748.26
DN00014                              Compaq Laptop                      14,748.26
DN00015                              Compaq Laptop                      14,748.26
F007                                 Wicresoft Software                 2,708,289.66
DR00003                              Projector                          22,885.32
C111303                              Langchao Server                    17,224.47
C111304                              Langchao Server                    17,224.47
C111305                              Langchao Server                    17,224.47
C111306                              Langchao Server                    17,224.47
C170084                              Langchao Server                    12,192.60
C170085                              Langchao Server                    12,192.60
C170086                              Langchao Server                    12,192.60
C170087                              Langchao Server                    12,192.60
C170088                              Langchao Server                    12,773.20
C170089                              Langchao Server                    17,224.47
C170090                              Langchao Server                    14,515.00
C170091                              Langchao Server                    14,515.00
C170092                              Langchao Server                    12,192.60
C170093                              Langchao Server                    12,192.60
C170094                              Langchao Server                    12,192.60
C170095                              Langchao Server                    12,192.60
C170096                              Langchao Server                    12,773.20
C170097                              Langchao Server                    17,224.47
C170098                              Langchao Server                    14,515.00
C170099                              Langchao Server                    14,515.00
C170100                              Langchao Server                    12,192.60
C170101                              Langchao Server                    12,192.60
C170102                              Langchao Server                    12,192.60
C170103                              Langchao Server                    12,192.60
C170104                              Langchao Server                    12,773.20
C170105                              Langchao Server                    17,224.47
C170106                              Langchao Server                    14,515.00
C170107                              Langchao Server                    14,515.00
C170108                              Langchao Server                    12,192.60
C170109                              Langchao Server                    12,192.60
C170110                              Langchao Server                    12,192.60
C170111                              Langchao Server                    12,192.60
C170112                              Langchao Server                    12,773.20
C170113                              Langchao Server                    17,224.47
C170114                              Langchao Server                    14,515.00
C170115                              Langchao Server                    14,515.00
C170116                              Langchao Server                    12,192.60
DN00016                              Compaq Laptop                      14,998.83
EK00001                              Midea Air Conditioner              1,935.33
C170117                              Langchao Server                    12,192.60
C170118                              Langchao Server                    12,192.60
C170119                              Langchao Server                    12,192.60
C170120                              Langchao Server                    12,773.20
C170121                              Langchao Server                    17,224.47
C170122                              Langchao Server                    14,515.00
C170123                              Langchao Server                    14,515.00
C170124                              Langchao Server                    12,192.60
C170125                              Langchao Server                    12,192.60

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C170126                              Langchao Server                    12,192.60
C170127                              Langchao Server                    12,192.60
C170128                              Langchao Server                    12,773.20
C170129                              Langchao Server                    17,224.47
C170130                              Langchao Server                    14,515.00
C170131                              Langchao Server                    14,515.00
C200138                              Switch                             1,209.58
C200139                              Switch                             1,209.58
C200140                              Switch                             1,209.58
C200146                              Switch                             5,322.17
C200147                              Switch                             5,322.17
C200148                              Switch                             5,322.17
C200149                              Switch                             5,322.17
C200150                              Switch                             5,322.17
C200151                              Switch                             5,322.17
C200152                              Switch                             5,322.17
C200153                              Switch                             5,322.17
C200154                              Switch                             3,290.07
C200155                              Switch                             3,290.07
C300130                              KVM                                1,838.57
C300131                              KVM                                1,838.57
C300133                              KVM                                1,838.57
EB00006                              Supervisor's Desk                  1,935.33
EB00007                              Supervisor's Desk                  1,935.33
EB00008                              Office Table                       1,354.73
EG00003                              Locker                             1,069.27
EG00004                              Locker                             1,069.27
EG00018                              Filing Cabinet                     2,419.17
EG00024                              Fax Machine Cabinet                1,161.20
EG00025                              Fax Machine                        1,016.05
C106106                              Langchao Server                    11,999.07
C106107                              Langchao Server                    11,999.07
C106108                              Langchao Server                    15,996.50
C106109                              Langchao Server                    15,966.50
C106110                              Langchao Server                    13,547.33
C106111                              Langchao Server                    13,547.33
C106112                              Langchao Server                    13,547.33
C106113                              Langchao Server                    13,547.33
C106114                              Langchao Server                    11,418.47
C106115                              Langchao Server                    11,418.47
C106116                              Langchao Server                    11,418.47
C106117                              Langchao Server                    11,418.47
C106118                              Langchao Server                    11,418.47
C106119                              Langchao Server                    11,418.47
C106120                              Langchao Server                    11,418.47
C106121                              Langchao Server                    11,418.47
C106122                              Langchao Server                    11,999.07
C106123                              Langchao Server                    11,999.07
C106124                              Langchao Server                    15,966.50
C106125                              Langchao Server                    15,966.50
C106126                              Langchao Server                    13,547.33
C106127                              Langchao Server                    13,547.33
C106128                              Langchao Server                    13,547.33
C106129                              Langchao Server                    13,547.33
C106130                              Langchao Server                    11,418.47
C106131                              Langchao Server                    11,418.47

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C106132                              Langchao Server                    11,418.47
C106133                              Langchao Server                    11,418.47
C106134                              Langchao Server                    11,418.47
C106135                              Langchao Server                    11,418.47
C106136                              Langchao Server                    11,418.47
C106137                              Langchao Server                    11,418.47
C170388                              Langchao Server                    15,966.50
C170389                              Langchao Server                    15,966.50
C170390                              Langchao Server                    15,966.50
C170391                              Langchao Server                    15,966.50
DH00267                              Computer                           5,060.90
DH00268                              Computer                           5,060.90
DH00269                              Main Unit                          2,051.45
C11313                               Langchao Server                    25,159.33
C11314                               Langchao Server                    25,159.33
C11315                               Langchao Server                    25,159.33
C11316                               Langchao Server                    25,159.33
C11317                               Langchao Server                    25,159.33
C11318                               Langchao Server                    25,159.33
C400008                              Shang'an Fire Wall                 77,283.67
C400011                              Shang'an Fire Wall                 77,283.67
C400012                              Shang'an Fire Wall                 77,283.67
C50058                               Langchao Sever                     95,799.00
DF00022                              Fax Machine                        1,257.97
DH00010                              Computer                           3,493.28
DH00012                              Computer                           3,144.92
DH00098                              Computer                           4,199.67
DH00099                              Computer                           4,199.67
DH00100                              Computer                           4,199.67
DH00101                              Computer                           4,199.67
DH00115                              Computer                           5,041.54
DH00120                              Computer                           5,060.90
DH00254                              One Set of Computer                4,209.35
DH00255                              Main Unit                          3,193.30
DH00256                              Main Unit                          3,193.30
DH00257                              Main Unit                          3,193.30
DH00258                              Main Unit                          3,193.30
DH00259                              Computer                           3,202.98
DH00260                              Computer                           5,177.02
DH00261                              Computer                           5,177.02
DH00262                              Computer                           5,177.02
DH00263                              Computer                           5,177.02
DH00264                              Computer                           5,177.02
DH00265                              Computer                           5,060.90
DH00266                              Computer                           5,060.90
DM00242                              Monitor                            812.84
DM00244                              Monitor                            1,112.82
DM00245                              Monitor                            1,112.82
DN00030                              Laptop                             14,515.00
DN00031                              Laptop                             14,515.00
DN00032                              Laptop                             13,547.33
EK00002                              Midea Air Conditioner              1,935.33
C170431                              Langchao Server                    15,966.50
C170432                              Langchao Server                    15,966.50
C170455                              Langchao Server                    15,966.50
C170456                              Langchao Server                    15,966.50

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C200001                              Switch                             18,869.50
C270014                              Switch                             725.75
C270015                              Switch                             725.75
C270016                              Switch                             725.75
C270017                              Switch                             725.75
C270018                              Switch                             725.75
C270019                              Switch                             725.75
C270020                              Switch                             725.75
C270021                              Switch                             725.75
C270022                              Switch                             725.75
C270023                              Switch                             725.75
C370014                              8 Port Switch                      1,838.57
C370015                              8 Port Switch                      1,838.57
C370016                              8 Port Switch                      1,838.57
C370017                              8 Port Switch                      1,838.57
C370018                              8 Port Switch                      1,838.57
C370019                              8 Port Switch                      1,838.57
C370020                              8 Port Switch                      1,838.57
C370021                              8 Port Switch                      1,838.57
C370022                              8 Port Switch                      1,838.57
C370023                              8 Port Switch                      1,838.57
DH00117                              Computer                           4,973.81
DH00118                              Computer                           4,973.81
DH00119                              Computer                           4,973.81
DH00235                              Computer                           4,127.10
DH00236                              Computer                           4,127.10
DH00237                              Computer                           4,127.10
DH00238                              Computer                           4,127.10
DH00239                              Computer                           4,127.10
DH00285                              Computer                           11,486.20
DH00286                              Computer                           11,486.20
DH00287                              Computer                           11,486.20
DH00288                              Computer                           9,231.54
DH00289                              Computer                           9,231.54
DX00001                              Mobile Phone                       4,141.61
C170392                              Langchao Server                    15,966.50
C1703926                             Langchao Server                    15,966.50
C1703927                             Langchao Server                    15,966.50
C1703928                             Langchao Server                    15,966.50
C1703929                             Langchao Server                    15,966.50
C170393                              Langchao Server                    15,966.50
C170394                              Langchao Server                    15,966.50
C170395                              Langchao Server                    15,966.50
C170400                              Langchao Server                    15,966.50
C170401                              Langchao Server                    15,966.50
C170402                              Langchao Server                    15,966.50
C170403                              Langchao Server                    15,966.50
C170404                              Langchao Server                    15,966.50
C170405                              Langchao Server                    15,966.50
C170406                              Langchao Server                    15,966.50
C170407                              Langchao Server                    15,966.50
C170408                              Langchao Server                    15,966.50
C170409                              Langchao Server                    15,966.50
C170410                              Langchao Server                    15,966.50
C170411                              Langchao Server                    15,966.50
C170412                              Langchao Server                    15,966.50

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C170413                              Langchao Server                    15,966.50
C170414                              Langchao Server                    15,966.50
C170415                              Langchao Server                    15,966.50
C170416                              Langchao Server                    15,966.50
C170417                              Langchao Server                    15,966.50
C170418                              Langchao Server                    15,966.50
C170419                              Langchao Server                    15,966.50
C170420                              Langchao Server                    14,031.17
C170421                              Langchao Server                    14,031.17
C170422                              Langchao Server                    14,031.17
C170423                              Langchao Server                    14,031.17
C170424                              Langchao Server                    14,031.17
C170425                              Langchao Server                    14,031.17
C170426                              Langchao Server                    16,031.17
C170427                              Langchao Server                    16,031.17
C170428                              Langchao Server                    16,031.17
C170429                              Langchao Server                    16,031.17
C170430                              Langchao Server                    16,031.17
C150100                              DELL Server                        95,014.47
C150101                              DELL Server                        95,014.48
C170132                              Langchao Server                    11,826.82
C170133                              Langchao Server                    11,826.82
C170134                              Langchao Server                    11,826.82
C170135                              Langchao Server                    11,826.82
C170136                              Langchao Server                    12,390.00
C170137                              Langchao Server                    16,707.73
C170138                              Langchao Server                    14,079.55
C170139                              Langchao Server                    14,079.55
C170140                              Langchao Server                    11,826.82
C170141                              Langchao Server                    11,826.82
C170142                              Langchao Server                    11,826.82
C170143                              Langchao Server                    11,826.82
C170144                              Langchao Server                    12,390.00
C170145                              Langchao Server                    16,707.73
C170146                              Langchao Server                    14,079.55
C170147                              Langchao Server                    14,079.55
C170148                              Langchao Server                    11,826.82
C170149                              Langchao Server                    11,826.82
C170150                              Langchao Server                    11,826.82
C170151                              Langchao Server                    11,826.82
C170152                              Langchao Server                    12,390.00
C170153                              Langchao Server                    11,826.82
C170154                              Langchao Server                    14,079.55
DH00290                              Computer                           5,128.63
DH00291                              Computer                           5,128.63
DH00292                              Computer                           5,128.63
DH00293                              Computer                           5,128.63
DH00294                              Computer                           5,128.63
DH00295                              Computer                           5,128.63
DH00296                              Computer                           3,062.66
DH00297                              Computer                           3,062.66
DH00298                              Computer Main Unit                 2,249.82
DH00299                              Computer                           5,786.65
DH00300                              Computer                           5,786.65
DM00235                              Monitor                            822.52
DM00236                              Monitor                            822.52

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
DP00017                              Printer                            2,274.02
C170155                              Langchao Server                    14,079.55
C170156                              Langchao Server                    16,707.73
C170157                              Langchao Server                    11,826.82
C170158                              Langchao Server                    11,826.82
C170159                              Langchao Server                    11,826.82
C170160                              Langchao Server                    12,390.00
C170161                              Langchao Server                    16,707.73
C170162                              Langchao Server                    14,079.55
C170163                              Langchao Server                    14,079.55
C170164                              Langchao Server                    11,826.82
C170165                              Langchao Server                    11,826.82
C170166                              Langchao Server                    11,826.82
C170167                              Langchao Server                    11,826.82
C170168                              Langchao Server                    12,390.00
C170169                              Langchao Server                    16,707.73
C170170                              Langchao Server                    14,079.55
C170171                              Langchao Server                    14,079.55
C170172                              Langchao Server                    11,826.82
C170173                              Langchao Server                    11,826.82
C170174                              Langchao Server                    11,826.82
C170175                              Langchao Server                    11,826.82
C170176                              Langchao Server                    12,390.00
C170177                              Langchao Server                    16,707.73
C170178                              Langchao Server                    14,079.55
C170179                              Langchao Server                    14,079.55
C170180                              Langchao Server                    11,826.82
C170181                              Langchao Server                    11,826.82
C170182                              Langchao Server                    11,826.82
C170183                              Langchao Server                    11,826.82
C170184                              Langchao Server                    12,390.00
C170185                              Langchao Server                    16,707.73
C170186                              Langchao Server                    14,079.55
C170187                              Langchao Server                    14,079.55
C170188                              Langchao Server                    11,826.82
C170189                              Langchao Server                    11,826.82
C170190                              Langchao Server                    11,826.82
C170191                              Langchao Server                    11,826.82
C170192                              Langchao Server                    12,390.00
C170193                              Langchao Server                    16,707.73
C170194                              Langchao Server                    14,079.55
C170195                              Langchao Server                    14,079.55
C170196                              Langchao Server                    11,826.82
C170197                              Langchao Server                    11,826.82
C170198                              Langchao Server                    11,826.82
C170199                              Langchao Server                    11,826.82
C170200                              Langchao Server                    12,390.00
C170201                              Langchao Server                    16,707.73
C170202                              Langchao Server                    14,079.55
C170203                              Langchao Server                    14,079.55
C170204                              Langchao Server                    11,826.82
C170205                              Langchao Server                    11,826.82
C170206                              Langchao Server                    11,826.82
C170207                              Langchao Server                    11,826.82
C170208                              Langchao Server                    12,390.00
C170209                              Langchao Server                    16,707.73

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C170210                              Langchao Server                    14,079.55
C170211                              Langchao Server                    14,079.55
C170212                              Langchao Server                    11,826.82
C170213                              Langchao Server                    11,826.82
C170214                              Langchao Server                    11,826.82
C170215                              Langchao Server                    11,826.82
C170216                              Langchao Server                    12,390.00
C170217                              Langchao Server                    16,707.73
C170218                              Langchao Server                    14,079.55
C170219                              Langchao Server                    14,079.55
C170220                              Langchao Server                    11,826.82
C170221                              Langchao Server                    11,826.82
C170222                              Langchao Server                    11,826.82
C170223                              Langchao Server                    11,826.82
C170224                              Langchao Server                    12,390.00
C170225                              Langchao Server                    16,707.73
C170226                              Langchao Server                    14,079.55
C170227                              Langchao Server                    14,079.55
C170228                              Langchao Server                    11,826.82
C170229                              Langchao Server                    11,826.82
C170230                              Langchao Server                    11,826.82
C170231                              Langchao Server                    11,826.82
C170232                              Langchao Server                    12,390.00
DM00246                              Monitor                            1,093.46
DM00247                              Monitor                            1,093.46
DM00248                              Monitor                            1,093.46
DM00249                              Monitor                            1,093.46
DM00250                              Monitor                            1,093.46
DM00251                              Computer                           4,160.97
DN00033                              Laptop                             10,160.50
DN00034                              Laptop                             10,354.03
EF00017                              Fax Machine                        1,257.97
EK00003                              Midea Air Conditioner              1,819.21
C170233                              Langchao Server                    16,707.73
C170234                              Langchao Server                    14,079.55
C170235                              Langchao Server                    14,079.55
C170236                              Langchao Server                    11,826.82
C170237                              Langchao Server                    11,826.82
C170238                              Langchao Server                    11,826.82
C170239                              Langchao Server                    11,826.82
C170240                              Langchao Server                    12,390.00
C170241                              Langchao Server                    16,707.73
C170242                              Langchao Server                    14,079.55
C170243                              Langchao Server                    14,079.55
C170244                              Langchao Server                    11,826.82
C170245                              Langchao Server                    11,826.82
C170246                              Langchao Server                    11,826.82
C170247                              Langchao Server                    11,826.82
C170248                              Langchao Server                    12,390.00
C170249                              Langchao Server                    16,707.73
C170250                              Langchao Server                    14,079.55
C170251                              Langchao Server                    14,079.55
C170252                              Langchao Server                    11,826.82
C170253                              Langchao Server                    11,826.82
C170254                              Langchao Server                    11,826.82
C170255                              Langchao Server                    11,826.82

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C170256                              Langchao Server                    12,390.00
C170257                              Langchao Server                    16,707.73
C170258                              Langchao Server                    14,079.55
C170259                              Langchao Server                    14,079.55
C170260                              Langchao Server                    11,826.82
C170261                              Langchao Server                    11,826.82
C170262                              Langchao Server                    11,826.82
C170263                              Langchao Server                    11,826.82
C170264                              Langchao Server                    12,390.00
C170265                              Langchao Server                    16,707.73
C170266                              Langchao Server                    14,079.55
C170267                              Langchao Server                    14,079.55
C170268                              Langchao Server                    11,826.82
C170269                              Langchao Server                    11,826.82
C170270                              Langchao Server                    11,826.82
C170271                              Langchao Server                    11,826.82
C170350                              Langchao Server                    11,826.82
C170351                              Langchao Server                    11,826.82
C170352                              Langchao Server                    12,390.00
C170353                              Langchao Server                    16,707.73
C170354                              Langchao Server                    14,079.55
C170355                              Langchao Server                    14,079.55
C170356                              Langchao Server                    11,826.82
C170357                              Langchao Server                    11,826.82
C170358                              Langchao Server                    11,826.82
C170359                              Langchao Server                    11,826.82
C170360                              Langchao Server                    12,390.00
C170361                              Langchao Server                    16,707.73
C170362                              Langchao Server                    14,079.55
C170363                              Langchao Server                    14,079.55
C170364                              Langchao Server                    11,826.82
C170365                              Langchao Server                    11,826.82
C170366                              Langchao Server                    11,826.82
C170367                              Langchao Server                    11,826.82
C170368                              Langchao Server                    12,390.00
C170369                              Langchao Server                    16,707.73
C170370                              Langchao Server                    14,079.55
C170371                              Langchao Server                    14,079.55
C170372                              Langchao Server                    11,826.82
C170373                              Langchao Server                    11,826.82
C170374                              Langchao Server                    11,826.82
C170375                              Langchao Server                    11,826.82
C170376                              Langchao Server                    12,390.00
C170377                              Langchao Server                    16,707.73
C170378                              Langchao Server                    14,079.55
C170379                              Langchao Server                    14,079.55
C170380                              Langchao Server                    11,826.82
C170381                              Langchao Server                    11,826.82
C170382                              Langchao Server                    11,826.82
C170383                              Langchao Server                    11,826.82
C170384                              Langchao Server                    12,390.00
C170385                              Langchao Server                    16,707.73
C170386                              Langchao Server                    14,079.55
C170387                              Langchao Server                    14,079.55
C500020                              Tape Library                       20,414.86
C170311                              Langchao Server                    11,826.82

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C170312                              Langchao Server                    12,390.00
C170313                              Langchao Server                    16,707.73
C170314                              Langchao Server                    14,079.55
C170315                              Langchao Server                    14,079.55
C170316                              Langchao Server                    11,826.82
C170317                              Langchao Server                    11,826.82
C170318                              Langchao Server                    11,826.82
C170319                              Langchao Server                    11,826.82
C170320                              Langchao Server                    12,390.00
C170321                              Langchao Server                    16,707.73
C170322                              Langchao Server                    14,079.55
C170323                              Langchao Server                    14,079.55
C170325                              Langchao Server                    11,826.82
C170326                              Langchao Server                    11,826.82
C170327                              Langchao Server                    11,826.82
C170328                              Langchao Server                    12,390.00
C170329                              Langchao Server                    16,707.73
C170330                              Langchao Server                    14,079.55
C170331                              Langchao Server                    14,079.55
C170332                              Langchao Server                    11,826.82
C170333                              Langchao Server                    11,826.82
C170334                              Langchao Server                    11,826.82
C170335                              Langchao Server                    11,826.82
C170336                              Langchao Server                    12,390.00
C170337                              Langchao Server                    16,707.73
C170338                              Langchao Server                    14,079.55
C170339                              Langchao Server                    14,079.55
C170340                              Langchao Server                    11,826.82
C170341                              Langchao Server                    11,826.82
C170342                              Langchao Server _ 5                11,826.82
C170343                              Langchao Server                    11,826.82
C170344                              Langchao Server                    11,826.82
C170344_0                            Langchao Server                    12,390.00
C170345                              Langchao Server                    16,707.73
C170346                              Langchao Server                    14,079.55
C170347                              Langchao Server                    14,079.55
C170348                              Langchao Server                    11,826.82
C170349                              Langchao Server                    11,826.82
C170272                              Langchao Server                    12,390.00
C170273                              Langchao Server                    16,707.73
C170274                              Langchao Server                    14,079.55
C170275                              Langchao Server                    14,079.55
C170276                              Langchao Server                    11,826.82
C170277                              Langchao Server                    11,826.82
C170278                              Langchao Server                    11,826.82
C170279                              Langchao Server                    11,826.82
C170280                              Langchao Server                    12,390.00
C170281                              Langchao Server                    16,707.73
C170282                              Langchao Server                    14,079.55
C170283                              Langchao Server                    14,079.55
C170284                              Langchao Server                    11,826.82
C170285                              Langchao Server                    11,826.82
C170286                              Langchao Server                    11,826.82
C170287                              Langchao Server                    11,826.82
C170288                              Langchao Server                    12,390.00
C170289                              Langchao Server                    16,707.73

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C170290                              Langchao Server                    14,079.55
C170291                              Langchao Server                    14,079.55
C170292                              Langchao Server                    11,826.82
C170293                              Langchao Server                    11,826.82
C170294                              Langchao Server                    11,826.82
C170295                              Langchao Server                    11,826.82
C170296                              Langchao Server                    12,390.00
C170297                              Langchao Server                    16,707.73
C170298                              Langchao Server                    14,079.55
C170299                              Langchao Server                    14,079.55
C170300                              Langchao Server                    11,826.82
C170301                              Langchao Server                    11,826.82
C170302                              Langchao Server                    11,826.82
C170303                              Langchao Server                    11,826.82
C170304                              Langchao Server                    12,390.00
C170305                              Langchao Server                    16,707.73
C170306                              Langchao Server                    14,079.55
C170307                              Langchao Server                    14,079.55
C170308                              Langchao Server                    11,826.82
C170309                              Langchao Server                    11,826.82
C170310                              Langchao Server                    11,826.82
90001                                Langchao Server                    15,741.33
90002                                Langchao Server                    15,741.33
90003                                Langchao Server                    15,741.33
90004                                Langchao Server                    15,741.33
90005                                Langchao Server                    15,741.33
90006                                Langchao Server                    17,709.00
90007                                Langchao Server                    18,299.30
90008                                Langchao Server                    18,299.30
90009                                Langchao Server                    18,299.30
90010                                Langchao Server                    15,741.33
90011                                Langchao Server                    15,741.33
90012                                Langchao Server                    15,741.33
90013                                Langchao Server                    15,741.33
90014                                Langchao Server                    15,741.33
90015                                Langchao Server                    17,709.00
90016                                Langchao Server                    18,299.30
90017                                Langchao Server                    18,299.30
90018                                Langchao Server                    18,299.30
90019                                Langchao Server                    15,741.33
90020                                Langchao Server                    15,741.33
90021                                Langchao Server                    15,741.33
90022                                Langchao Server                    15,741.33
90023                                Langchao Server                    15,741.33
90024                                Langchao Server                    17,709.00
90025                                Langchao Server                    18,299.30
C000002                              Switch                             19,184.75
C000003                              Switch                             19,184.75
C000004                              Switch                             19,184.75
DH00301                              Computer                           3,295.84
C370051                              Computer Switch                    1,869.28
C370052                              Computer Switch                    1,869.28
C370053                              Computer Switch                    1,869.28
C370054                              Computer Switch                    1,869.28
C370055                              Computer Switch                    1,869.28
C370056                              Computer Switch                    1,869.28

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C370057                              Computer Switch                    1,869.28
C370058                              Computer Switch                    1,869.28
C370059                              Computer Switch                    1,869.28
C370060                              Computer Switch                    1,869.28
C370061                              Computer Switch                    1,869.28
C370068                              Computer Switch                    1,869.28
C370069                              Computer Switch                    1,869.28
DH00302                              Computer                           3,069.56
DH00303                              Computer                           4,191.13
DN00035                              Laptop                             14,265.58
DN00036                              Laptop                             14,068.82
DX00002                              Digital Camera                     2,459.58
E04970455                            Langchao Server                    15,741.33
E04970456                            Langchao Server                    15,741.33
E04970457                            Langchao Server                    15,741.33
E04970458                            Langchao Server                    15,741.33
E04970459                            Langchao Server                    17,709.00
E04970460                            Langchao Server                    18,299.30
E04970461                            Langchao Server                    18,299.30
E04970462                            Langchao Server                    18,299.30
90065                                Langchao Server                    15,741.33
90066                                Langchao Server                    15,741.33
90067                                Langchao Server                    15,741.33
90068                                Langchao Server                    15,741.33
90069                                Langchao Server                    17,709.00
90070                                Langchao Server                    18,299.30
90071                                Langchao Server                    18,299.30
90072                                Langchao Server                    18,299.30
90073                                Langchao Server                    15,741.33
90074                                Langchao Server                    15,741.33
90075                                Langchao Server                    15,741.33
90076                                Langchao Server                    15,741.33
90077                                Langchao Server                    15,741.33
90078                                Langchao Server                    17,709.00
90079                                Langchao Server                    18,299.30
90080                                Langchao Server                    18,299.30
90081                                Langchao Server                    18,299.30
90082                                Langchao Server                    15,741.33
90083                                Langchao Server                    15,741.33
90084                                Langchao Server                    15,741.33
90085                                Langchao Server                    15,741.33
90086                                Langchao Server                    15,741.33
90087                                Langchao Server                    17,709.00
90088                                Langchao Server                    18,299.30
90089                                Langchao Server                    18,299.30
90090                                Langchao Server                    18,299.30
90091                                Langchao Server                    15,741.33
90092                                Langchao Server                    15,741.33
90093                                Langchao Server                    15,741.33
90094                                Langchao Server                    15,741.33
90095                                Langchao Server                    15,741.33
90096                                Langchao Server                    17,709.00
90097                                Langchao Server                    18,299.30
90098                                Langchao Server                    18,299.30
90099                                Langchao Server                    18,299.30
90100                                Langchao Server                    15,741.33

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
90101                                Langchao Server                    15,741.33
90102                                Langchao Server                    15,741.33
90103                                Langchao Server                    15,741.33
90026                                Langchao Server                    18,299.30
90027                                Langchao Server                    18,299.30
90028                                Langchao Server                    15,741.33
90029                                Langchao Server                    15,741.33
90030                                Langchao Server                    15,741.33
90031                                Langchao Server                    15,741.33
90032                                Langchao Server                    15,741.33
90033                                Langchao Server                    17,709.00
90034                                Langchao Server                    18,299.30
90035                                Langchao Server                    18,299.30
90036                                Langchao Server                    18,299.30
90037                                Langchao Server                    15,741.33
90038                                Langchao Server                    15,741.33
90039                                Langchao Server                    15,741.33
90040                                Langchao Server                    15,741.33
90041                                Langchao Server                    15,741.33
90042                                Langchao Server                    17,709.00
90043                                Langchao Server                    18,299.30
90044                                Langchao Server                    18,299.30
90045                                Langchao Server                    18,299.30
90046                                Langchao Server                    15,741.33
90047                                Langchao Server                    15,741.33
90048                                Langchao Server _ 9                15,741.33
90049                                Langchao Server                    15,741.33
90050                                Langchao Server                    15,741.33
90051                                Langchao Server                    17,709.00
90052                                Langchao Server                    18,299.30
90053                                Langchao Server                    18,299.30
90054                                Langchao Server                    18,299.30
90055                                Langchao Server                    15,741.33
90056                                Langchao Server                    15,741.33
90057                                Langchao Server                    15,741.33
90058                                Langchao Server                    15,741.33
90059                                Langchao Server                    15,741.33
90060                                Langchao Server                    17,709.00
90061                                Langchao Server                    18,299.30
90062                                Langchao Server                    18,299.30
90063                                Langchao Server                    18,299.30
90064                                Langchao Server                    15,741.33
90104                                Langchao Server                    15,741.33
90105                                Langchao Server                    17,709.00
90106                                Langchao Server                    18,299.30
90107                                Langchao Server                    18,299.30
90108                                Langchao Server                    18,299.30
90109                                Langchao Server                    15,741.33
90110                                Langchao Server                    15,741.33
90111                                Langchao Server                    15,741.33
90112                                Langchao Server                    15,741.33
90113                                Langchao Server                    15,741.33
90114                                Langchao Server                    17,709.00
90115                                Langchao Server                    18,299.30
90116                                Langchao Server                    18,299.30
90117                                Langchao Server                    18,299.30

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
90118                                Langchao Server                    15,741.33
90119                                Langchao Server                    15,741.33
90120                                Langchao Server                    15,741.33
90121                                Langchao Server                    15,741.33
90122                                Langchao Server                    15,741.33
90123                                Langchao Server                    17,709.00
90124                                Langchao Server                    18,299.30
90125                                Langchao Server                    18,299.30
90126                                Langchao Server                    18,299.30
90127                                Langchao Server                    15,741.33
90128                                Langchao Server                    15,741.33
90129                                Langchao Server                    15,741.33
90130                                Langchao Server                    15,741.33
90131                                Langchao Server                    15,741.33
90132                                Langchao Server                    17,709.00
90133                                Langchao Server                    18,299.30
90134                                Langchao Server                    18,299.30
90135                                Langchao Server                    18,299.30
90136                                Langchao Server                    15,741.33
90137                                Langchao Server                    15,741.33
90138                                Langchao Server                    15,741.33
90139                                Langchao Server                    15,741.33
90140                                Langchao Server                    15,741.33
90141                                Langchao Server                    17,709.00
90142                                Langchao Server                    18,299.30
90143                                Langchao Server                    18,299.30
90144                                Langchao Server                    18,299.30
C101257                              Lianzhi Server                     17,709.00
C101258                              Lianzhi Server                     17,709.00
C101259                              Lianzhi Server                     17,709.00
C101260                              Lianzhi Server                     17,709.00
C101261                              Lianzhi Server                     17,709.00
C101262                              Lianzhi Server                     17,709.00
C101263                              Lianzhi Server                     17,709.00
C101264                              Lianzhi Server                     17,709.00
C101265                              Lianzhi Server                     17,709.00
C101266                              Lianzhi Server                     17,709.00
C101290                              Lianzhi Server                     17,709.00
C101291                              Lianzhi Server                     17,709.00
C101292                              Lianzhi Server                     17,709.00
C101293                              Lianzhi Server                     17,709.00
C101294                              Lianzhi Server                     17,709.00
C101295                              Lianzhi Server                     17,709.00
C101296                              Lianzhi Server                     17,709.00
C101297                              Lianzhi Server                     17,709.00
C101372                              Langchao Server                    15,741.33
C101373                              Langchao Server                    15,741.33
C101374                              Langchao Server                    15,741.33
C101375                              Langchao Server                    15,741.33
C101376                              Langchao Server                    18,299.30
C101377                              Langchao Server                    18,299.30
C101378                              Langchao Server                    17,709.00
C101379                              Langchao Server                    18,299.30
C105059                              Lianzhi Server                     17,709.00
C105060                              Lianzhi Server                     17,709.00
C106138                              Lianzhi Server                     15,741.33

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C106139                              Lianzhi Server                     15,741.33
C106140                              Lianzhi Server                     15,741.33
C106141                              Lianzhi Server                     15,741.33
C106142                              Lianzhi Server                     16,725.17
C106143                              Lianzhi Server                     17,709.00
C106144                              Lianzhi Server                     17,709.00
C106145                              Lianzhi Server                     17,709.00
C106146                              Lianzhi Server                     15,741.33
C106147                              Lianzhi Server                     15,741.33
C106148                              Lianzhi Server                     15,741.33
C106149                              Lianzhi Server                     15,741.33
C106150                              Lianzhi Server                     16,725.17
C106151                              Lianzhi Server                     17,709.00
C106152                              Lianzhi Server                     17,709.00
C106153                              Lianzhi Server                     17,709.00
C11010                               Lianzhi Server                     88,545.00
C11280                               Lianzhi Server                     88,545.00
C170463                              Langchao Server                    11,314.08
C170464                              Langchao Server                    11,314.08
C170465                              Langchao Server                    11,314.08
C170466                              Langchao Server                    11,314.08
C170467                              Langchao Server                    11,314.08
C170468                              Langchao Server                    11,314.08
C170469                              Langchao Server                    11,314.08
C170470                              Langchao Server                    11,314.08
C170471                              Langchao Server                    11,314.08
C170472                              Langchao Server                    11,314.08
C170473                              Langchao Server                    11,314.08
C170474                              Langchao Server                    11,314.08
C170475                              Langchao Server                    11,314.08
C170476                              Langchao Server                    11,314.08
C170477                              Langchao Server                    11,314.08
C170478                              Langchao Server                    11,314.08
C170479                              Langchao Server                    11,314.08
C170480                              Langchao Server                    11,314.08
C170481                              Langchao Server                    11,314.08
C170482                              Langchao Server                    11,314.08
C190153                              Langchao Server                    11,314.08
C190154                              Langchao Server                    11,314.08
C190155                              Langchao Server                    92,480.33
C190156                              Langchao Server                    92,480.33
C190157                              Langchao Server                    92,480.33
C190158                              Langchao Server                    92,480.33
C190159                              Langchao Server                    92,480.33
C190160                              Langchao Server                    11,314.08
C190161                              Langchao Server                    11,314.08
C190162                              Langchao Server                    11,314.08
C190163                              Langchao Server                    11,314.08
C190164                              Langchao Server                    11,314.08
C190165                              Langchao Server                    11,314.08
C190166                              Langchao Server                    11,314.08
C190167                              Langchao Server                    11,314.08
C190168                              Langchao Server                    11,314.08
C190169                              Langchao Server                    11,314.08
C190170                              Langchao Server                    11,314.08
C170171                              Langchao Server                    11,314.08

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C190172                              Langchao Server                    11,314.08
C190173                              Langchao Server                    11,314.08
C190174                              Langchao Server                    11,314.08
C190175                              Langchao Server                    11,314.08
C190176                              Langchao Server                    11,314.08
C190177                              Langchao Server                    11,314.08
C190178                              Langchao Server                    11,314.08
C190179                              Langchao Server                    11,314.08
C190180                              Langchao Server                    11,314.08
C190181                              Langchao Server                    11,314.08
C190182                              Langchao Server _ 10               11,314.08
C190183                              Langchao Server                    11,314.08
C190184                              Langchao Server                    11,314.08
C190185                              Langchao Server                    11,314.08
C190186                              Langchao Server                    92,480.33
C190187                              Langchao Server                    92,480.33
C190188                              Langchao Server                    92,480.33
C190189                              Langchao Server                    92,480.33
C190190                              Langchao Server                    92,480.33
C190191                              Langchao Server                    92,480.33
C190192                              Langchao Server                    92,480.33
C190193                              Langchao Server                    92,480.33
C190194                              Langchao Server                    92,480.33
C190195                              Langchao Server                    92,480.33
C190196                              Langchao Server                    11,314.08
C190197                              Langchao Server                    11,314.08
C190198                              Langchao Server                    11,314.08
C190199                              Langchao Server                    11,314.08
C190200                              Langchao Server                    11,314.08
C190201                              Langchao Server                    11,314.08
C190202                              Langchao Server                    11,314.08
C190203                              Langchao Server                    11,314.08
C190204                              Langchao Server                    11,314.08
C190205                              Langchao Server                    11,314.08
C190206                              Langchao Server                    11,314.08
C190207                              Langchao Server                    11,314.08
C190208                              Langchao Server                    92,480.33
C190209                              Langchao Server                    92,480.33
C190210                              Langchao Server                    92,480.33
C190211                              Langchao Server                    92,480.33
C190212                              Langchao Server                    92,480.33
C270024                              Switch                             737.87
C270025                              Switch                             737.87
C270026                              Switch                             737.87
C270027                              Switch                             737.87
C270028                              Switch                             737.87
C270029                              Switch                             737.87
C270030                              Switch                             737.87
C270031                              Switch                             737.87
C270032                              Switch                             737.87
C270033                              Switch                             737.87
C270034                              Switch                             737.87
C270035                              Switch                             737.87
C270036                              Switch                             737.87
C270037                              Switch                             737.87
C270038                              Switch                             737.87

Code of Fixed Assets                 Name of Fixed Assets               Original Value Debit
--------------------                 --------------------               --------------------
C270039                              Switch                             737.87
C270040                              Switch                             737.87
C270041                              Switch                             737.87
C270042                              Switch                             737.87
C270043                              Switch                             737.87
C270044                              Switch                             737.87
C270045                              Switch                             737.87
C270046                              Switch                             737.87
C270047                              Switch                             737.87
C270048                              Switch                             737.87
C270049                              Switch                             737.87
C270050                              Switch                             737.87
C270051                              Switch                             737.87
C270052                              Switch                             737.87
C270053                              Switch                             737.87
C270054                              Switch                             737.87
C270055                              Switch                             737.87
C270056                              Switch                             737.87
C270057                              Switch                             737.87
C270058                              Switch                             737.87
C270059                              Switch                             737.87
C270060                              Switch                             737.87
C270061                              Switch                             737.87
C270067                              Switch                             737.87
C270068                              Switch                             737.87
C370024                              Switch                             1,869.28
C370025                              Switch                             1,869.28
C370026                              Switch                             1,869.28
C370027                              Switch                             1,869.28
C370028                              Switch                             1,869.28
C370029                              Switch                             1,869.28
C370030                              Switch                             1,869.28
C370031                              Switch                             1,869.28
C370032                              Switch                             1,869.28
C370033                              Switch                             1,869.28
C370034                              Switch                             1,869.28
C370035                              Switch                             1,869.28
C370036                              Switch                             1,869.28
C370037                              Switch                             1,869.28
C370038                              Switch                             1,869.28
C370039                              Switch                             1,869.28
C370040                              Switch                             1,869.28
C370041                              Switch                             1,869.28
C370042                              Switch                             1,869.28
C370043                              Switch                             1,869.28
C370044                              Switch                             1,869.28
C370045                              Switch                             1,869.28
C370046                              Switch                             1,869.28
C370047                              Switch                             1,869.28
C370048                              Switch                             1,869.28
C370049                              Switch                             1,869.28
C370050                              Switch                             1,869.28
C106                                 A Batch of Servers                 3,370.00
                                     Total                              16,175,533.05

1.      Annex 2

                             ACKNOWLEDGEMENT LETTER


Party A and Party B hereby jointly acknowledge that Party B has transferred to Party A and Party A has accepted the Equipments to be transferred under this Agreement, and that the Parties have completed the relevant procedures of ownership transfer relating to such Equipments.

It is hereby acknowledge.



Party A: Shengqu Information Technology (Shanghai) Co., Ltd.
           (Seal)



Party B: Shanghai Shanda Networking Co., Ltd.
             (Seal)



Date of acknowledgement: June, 30, 2003